UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2017

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

WESTAR ENERGY, INC.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2017, Dr. Jerry B. Farley’s term as a Class III director on our board of directors expired, and he was re-appointed to our board of directors as a Class I director. Mr. Farley is assigned to serve on the Audit Committee and on the Nominating and Corporate Governance Committee of our board of directors. Mr. Farley receives the standard compensation paid to, and is eligible to participate in the Non-Employee Director Deferred Compensation Plan available to, our non-employee directors as disclosed in our 2017 Annual Meeting Proxy Statement, which was filed with the Securities and Exchange Commission on September 14, 2017, under the caption “Director Compensation.” See “Item 1 on the Proxy Card – Election of Directors – Directors and Nominees for Election as Directors” in our 2017 Annual Meeting Proxy Statement for additional information about the election of directors at our 2017 Annual Meeting of Shareholders and the re-appointment of Mr. Farley to our board of directors.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our 2017 Annual Meeting of Shareholders on October 25, 2017 in Topeka, Kansas. Results for items presented for voting are listed below.

Item 1 on the Proxy Card. Our shareholders elected three Class III directors for a three-year term, with the following vote:

	Number of Votes
	For	Withheld	Broker Non-Votes
Mollie H. Carter	99,726,163	1,220,622	21,102,234
Sandra A.J. Lawrence	98,907,729	2,039,057	21,102,234
Mark A. Ruelle	100,066,871	879,914	21,102,234

Item 2 on the Proxy Card. In an advisory “say on pay” vote, our shareholders approved the compensation of our named executive officers, with the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
96,536,434	3,920,603	489,749	21,102,234

Item 3 on the Proxy Card. In an advisory vote, our shareholders approved the option of every one year as the preferred frequency for advisory “say on pay” votes, with the following vote:

Number of Votes
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
81,892,411	350,793	18,335,307	368,275	21,102,234

In accordance with the results of this advisory vote, we will hold future advisory “say on pay” votes annually.

Item 4 on the Proxy Card. Our shareholders voted for the ratification and confirmation of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017, with the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
120,932,895	812,842	303,283	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date: October 26, 2017	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary